Exhibit 99.1

WATERSTONE FINANCIAL, INC.
WATERSTONE BANK
11200 W. PLANK CT.
WAUWATOSA, WI 53226

Contact:  Mark R. Gerke
Chief Financial Officer
414.459.4012
markgerke@wsbonline.com

Exhibit 99.1
Waterstone Financial, Inc. Announces Results of Operations for the Quarter and Year Ended December 31, 2019.
WAUWATOSA, WI – 01/30/2020 – Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $8.8 million, or $0.34 per diluted share for the quarter ended December 31, 2019 compared to $5.7 million, or $0.21 per diluted share for the quarter ended December 31, 2018. Net income per diluted share was $1.37 for the year ended December 31, 2019 compared to net income per diluted share of $1.11 for the year ended December 31, 2018.
“We finished a successful fiscal 2019 with a record pre-tax income for a 4th quarter,” said Douglas Gordon, CEO of Waterstone Financial, Inc. “The record $11.8 million in consolidated 4th quarter pre-tax income represents a 62.2% increase over the prior year’s comparable quarter.  The results are driven by a record pre-tax 4th quarter from the Community Banking segment and another successful quarter from the Mortgage Banking segment. During the quarter, the Community Banking segment achieved loan and deposit growth, while continuing to invest in technology and additional branch locations for the convenience of our customers. The Mortgage Banking segment continued to benefit from increased production volumes of refinance products, while maintaining a continued focus on cost discipline throughout the organization.”

Highlights of the Quarter and Year Ended December 31, 2019

Waterstone Financial, Inc. (Consolidated)

•	Consolidated net income of Waterstone Financial, Inc. totaled $8.8 million for the quarter ended December 31, 2019, compared to $5.7 million for the quarter ended December 31, 2018.
•	Consolidated net income of Waterstone Financial, Inc. totaled $35.9 million for the year ended December 31, 2019, compared to $30.8 million for the year ended December 31, 2018.
•	Consolidated return on average assets was 1.75% for the quarter ended December 31, 2019 compared to 1.18% for the quarter ended December 31, 2018.
•	Consolidated return on average assets was 1.82% for the year ended December 31, 2019 compared to 1.64% for the year ended December 31, 2018.
•	Consolidated return on average equity was 8.91% for the quarter ended December 31, 2019 and 5.58% for the quarter ended December 31, 2018.
•	Consolidated return on average equity was 9.14% for the year ended December 31, 2019 and 7.60% for the year ended December 31, 2018.
•	Dividends declared totaled $0.12 per share during the quarter ended December 31, 2019 amounting to a total of $0.98 in dividends declared per share during the year ended December 31, 2019.
•	The Company returned a total of $48.4 million to shareholders through dividends declared and stock repurchases in 2019.

Community Banking Segment

•	Pre-tax income totaled $8.3 million for the quarter ended December 31, 2019, which represents a 10.5% increase compared to $7.5 million for the quarter ended December 31, 2018.
•	Net interest income totaled $13.5 million for the quarter ended December 31, 2019, which represents a 2.2% decrease compared to $13.8 million for the quarter ended December 31, 2018.
•
Average loans held for investment totaled $1.38 billion during the quarter ended December 31, 2019, which represents an increase of $15.0 million, or 1.1%, compared to the quarter ended December 31, 2018. Average loans held for investment increased $1.4 million, or 0.4% annualized, compared to $1.38 billion for the quarter ended September 30, 2019.

•
Net interest margin decreased 20 basis points to 2.79% for the quarter ended December 31, 2019 compared to 2.99% for the quarter December 31, 2018, which was a result of the increase in cost of funding as money market accounts, certificates of deposit, and borrowings repriced at higher rates over the past year. Net interest margin decreased one basis point compared to 2.80% for the quarter ended September 30, 2019.

•
The segment had $200,000 negative provision for loan losses for the quarter ended December 31, 2019 compared to no provision for loan losses for loan losses for the quarter ended December 31, 2018. Net recoveries totaled $10,000 for the quarter ended December 31, 2019, compared to net recoveries of $22,000 for the quarter ended December 31, 2018.

•
Noninterest income increased $734,000 for the quarter ended December 31, 2019 compared to the quarter ended December 31, 2018 as loan prepayment penalties on existing loans increased. Additionally, the bank received fees for originating loan swaps which began in the current quarter.

•
Noninterest expenses decreased $161,000 for the quarter ended December 31, 2019 compared to the quarter ended December 31, 2018. Compensation expenses decreased $68,000 as health insurance expense decreased offset by an increase in salaries. Advertising expense increased $132,000 as we increased efforts to attract new customers and data processing expense increased $161,000 as we continue to make investments in technology.  Professional fees decreased $177,000 due to less consulting and net real estate owned expenses decreased $189,000 as gains on sales of real estate owned increased. Other noninterest expenses decreased $73,000 as FDIC insurance premiums decreased offset by increased losses on fixed asset disposals.

•	The efficiency ratio was 46.23% for the quarter ended December 31, 2019, compared to 48.69% for the quarter ended December 31, 2018.
•
Average deposits (excluding escrow accounts) totaled $1.06 billion during the quarter ended December 31, 2019, an increase of $36.4 million, or 3.6%, compared to $1.02 billion during the quarter ended December 31, 2018.  Average deposits increased $9.0 million, or 3.4% annualized, compared to the quarter ended September 30, 2019.

•	Nonperforming assets as percentage of total assets was 0.39% at December 31, 2019, 0.41% at September 30, 2019, and 0.45% at December 31, 2018.
•	Past due loans as percentage of total loans was 0.47% at December 31, 2019, 0.62% at September 30, 2019, and 0.50% at December 31, 2018.

Mortgage Banking Segment

•	Pre-tax income totaled $3.4 million for the quarter ended December 31, 2019, compared to $308,000 of pre-tax loss for the quarter ended December 31, 2018.
•
Loan originations increased approximately $176.9 million, or 29.5%, to $777.1 million during the quarter ended December 31, 2019, compared to $600.2 million during the quarter ended December 31, 2018.  Origination volume relative to purchase activity accounted for 72.1% of originations for the quarter ended December 31, 2019 compared to 91.1% of total originations for the quarter ended December 31, 2018.

•	Mortgage banking income increased $7.5 million, or 29.8%, to $32.4 million for the quarter ended December 31, 2019, compared to $25.0 million for the quarter ended December 31, 2018.
•	Gross margin on loans sold increased to 4.27% for the quarter ended December 31, 2019, compared to 4.17% for the quarter ended December 31, 2018.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa/State St, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield/Loomis Rd, Oak Creek/27th St, Oak Creek/Howell Ave, Oconomowoc/Lake Country, Pewaukee, Waukesha/Brookfield, West Allis/Greenfield Ave, and West Allis/National Ave, Wisconsin along with a commercial lending office in Minneapolis, Minnesota. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 48 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Such statements are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (i) exposure to the deterioration in the commercial and residential real estate markets which could result in increased charge-offs and increases in the allowance for loan losses,  (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in the allowance for loan losses, (iii) Waterstone’s ability to maintain required levels of capital and other current and future regulatory requirements, (iv) the impact of recent and future legislative initiatives on the financial markets, and (v) those factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For The Three Months Ended December 31,		For The Year Ended December 31,
	2019	2018	2019	2018
	(In Thousands, except per share amounts)
Interest income:
Loans	$18,547	17,468	72,235	66,966
Mortgage-related securities	718	723	2,978	2,648
Debt securities, federal funds sold and short-term investments	1,013	1,137	4,528	4,086
Total interest income	20,278	19,328	79,741	73,700
Interest expense:
Deposits	4,465	3,540	17,278	11,627
Borrowings	2,687	2,322	10,266	7,896
Total interest expense	7,152	5,862	27,544	19,523
Net interest income	13,126	13,466	52,197	54,177
Provision for loan losses	(170)	-	(900)	(1,060)
Net interest income after provision for loan losses	13,296	13,466	53,097	55,237
Noninterest income:
Service charges on loans and deposits	1,091	348	2,363	1,680
Increase in cash surrender value of life insurance	356	352	1,935	1,848
Mortgage banking income	32,140	24,221	125,666	113,151
Other	222	715	786	1,520
Total noninterest income	33,809	25,636	130,750	118,199
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	26,491	23,114	101,718	97,784
Occupancy, office furniture, and equipment	2,521	2,860	10,606	10,855
Advertising	1,051	1,039	3,885	4,123
Data processing	989	735	3,630	2,792
Communications	320	382	1,359	1,611
Professional fees	1,167	397	3,605	2,327
Real estate owned	(221)	(62)	(146)	1
Loan processing expense	746	643	3,288	3,372
Other	2,273	2,738	8,328	10,291
Total noninterest expenses	35,337	31,846	136,273	133,156
Income before income taxes	11,768	7,256	47,574	40,280
Income tax expense	2,974	1,578	11,671	9,526
Net income	$8,794	5,678	35,903	30,754
Income per share:
Basic	$0.34	0.21	1.38	1.12
Diluted	$0.34	0.21	1.37	1.11
Weighted average shares outstanding:
Basic	25,586	26,994	26,021	27,363
Diluted	25,852	27,218	26,247	27,634

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	December 31,	December 31,
	2019	2018
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$52,814	$48,234
Federal funds sold	12,704	25,100
Interest-earning deposits in other financial institutions and other short term investments	8,782	12,767
Cash and cash equivalents	74,300	86,101
Securities available for sale (at fair value)	178,476	185,720
Loans held for sale (at fair value)	220,123	141,616
Loans receivable	1,388,031	1,379,148
Less: Allowance for loan losses	12,387	13,249
Loans receivable, net	1,375,644	1,365,899

Office properties and equipment, net	25,028	24,524
Federal Home Loan Bank stock (at cost)	21,150	19,350
Cash surrender value of life insurance	69,665	67,550
Real estate owned, net	748	2,152
Prepaid expenses and other assets	31,213	22,469
Total assets	$1,996,347	$1,915,381

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$130,063	$139,111
Money market and savings deposits	197,942	163,511
Time deposits	739,771	735,873
Total deposits	1,067,776	1,038,495

Borrowings	483,562	435,046
Advance payments by borrowers for taxes	4,212	4,371
Other liabilities	47,111	37,790
Total liabilities	1,602,661	1,515,702

Shareholders' equity:
Preferred stock	-	-
Common stock	271	285
Additional paid-in capital	211,997	232,406
Retained earnings	197,393	187,153
Unearned ESOP shares	(16,617)	(17,804)
Accumulated other comprehensive income (loss), net of taxes	642	(2,361)
Total shareholders' equity	393,686	399,679
Total liabilities and shareholders' equity	$1,996,347	$1,915,381

Share Information
Shares outstanding	27,148	28,463
Book value per share	$14.50	$14.04
Closing market price	$19.03	$16.76
Price to book ratio	131.24%	119.37%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$13,126	13,154	12,981	12,936	13,466
Provision for loan losses	(170)	(80)	30	(680)	-
Total noninterest income	33,809	37,494	35,190	24,257	25,636
Total noninterest expense	35,337	36,232	35,355	29,349	31,846
Income before income taxes	11,768	14,496	12,786	8,524	7,256
Income tax expense	2,974	3,572	3,143	1,982	1,578
Net income	$8,794	10,924	9,643	6,542	5,678
Income per share – basic	$0.34	0.42	0.37	0.25	0.21
Income per share – diluted	$0.34	0.42	0.37	0.24	0.21
Dividends declared per share	$0.12	0.12	0.12	0.62	0.12

Performance Ratios (annualized):
Return on average assets - QTD	1.75%	2.17%	1.95%	1.39%	1.18%
Return on average equity - QTD	8.91%	11.15%	9.96%	6.65%	5.58%
Net interest margin - QTD	2.79%	2.80%	2.82%	2.93%	2.99%

Return on average assets - YTD	1.82%	1.84%	1.67%	1.39%	1.64%
Return on average equity - YTD	9.14%	9.21%	8.28%	6.65%	7.60%
Net interest margin - YTD	2.83%	2.85%	2.88%	2.93%	3.09%

Asset Quality Ratios:
Past due loans to total loans	0.47%	0.62%	0.61%	0.46%	0.50%
Nonaccrual loans to total loans	0.51%	0.46%	0.41%	0.49%	0.48%
Nonperforming assets to total assets	0.39%	0.41%	0.37%	0.44%	0.45%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	1,573,190	1,579,575	1,552,199	1,477,991	1,496,125
Mortgage related securities	110,426	114,051	114,537	115,674	111,004
Debt securities, federal funds sold and short term investments	183,447	169,621	180,111	194,669	179,232
Total interest-earning assets	1,867,063	1,863,247	1,846,847	1,788,334	1,786,361
Noninterest-earning assets	125,904	137,723	136,263	125,396	119,715
Total assets	1,992,967	2,000,970	1,983,110	1,913,730	1,906,076

Interest-bearing liabilities
Demand accounts	38,650	37,015	35,744	36,268	36,941
Money market, savings, and escrow accounts	215,332	206,474	193,542	176,237	184,873
Certificates of deposit	737,726	739,544	736,798	735,471	722,774
Total interest-bearing deposits	991,708	983,033	966,084	947,976	944,588
Borrowings	485,482	509,099	504,940	438,905	439,601
Total interest-bearing liabilities	1,477,190	1,492,132	1,471,024	1,386,881	1,384,189
Noninterest-bearing demand deposits	85,815	86,849	91,545	97,951	97,677
Noninterest-bearing liabilities	38,580	33,130	32,143	30,027	20,219
Total liabilities	1,601,585	1,612,111	1,594,712	1,514,859	1,502,085
Equity	391,382	388,859	388,398	398,871	403,991
Total liabilities and equity	1,992,967	2,000,970	1,983,110	1,913,730	1,906,076

Average Yield/Costs (annualized)
Loans receivable and held for sale	4.68%	4.66%	4.66%	4.69%	4.63%
Mortgage related securities	2.58%	2.56%	2.68%	2.66%	2.58%
Debt securities, federal funds sold and short term investments	2.19%	2.53%	2.50%	2.73%	2.52%
Total interest-earning assets	4.31%	4.34%	4.32%	4.35%	4.29%

Demand accounts	0.10%	0.09%	0.09%	0.09%	0.09%
Money market, savings and escrow accounts	0.66%	0.57%	0.66%	0.63%	0.47%
Certificates of deposit	2.20%	2.24%	2.19%	2.04%	1.82%
Total interest-bearing deposits	1.79%	1.81%	1.80%	1.71%	1.49%
Borrowings	2.20%	2.14%	2.06%	2.08%	2.10%
Total interest-bearing liabilities	1.92%	1.92%	1.89%	1.82%	1.68%

COMMUNITY BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$13,472	13,885	13,530	13,132	13,774
Provision for loan losses	(200)	(150)	-	(700)	-
Total noninterest income	1,645	1,415	1,079	881	911
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	4,693	4,075	4,671	4,756	4,761
Occupancy, office furniture and equipment	894	942	944	972	842
Advertising	317	202	220	181	185
Data processing	583	588	493	457	422
Communications	93	90	93	82	92
Professional fees	162	223	160	268	339
Real estate owned	(251)	24	19	32	(62)
Loan processing expense	-	-	-	-	-
Other	498	583	635	489	571
Total noninterest expense	6,989	6,727	7,235	7,237	7,150
Income before income taxes	8,328	8,723	7,374	7,476	7,535
Income tax expense	2,033	1,982	1,594	1,687	1,632
Net income	$6,295	6,741	5,780	5,789	5,903

Efficiency ratio - QTD	46.23%	43.97%	49.52%	51.64%	48.69%
Efficiency ratio - YTD	47.74%	48.27%	50.56%	51.64%	47.63%

MORTGAGE BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$(399)	(774)	(529)	(208)	(332)
Provision for loan losses	30	70	30	20	-
Total noninterest income	32,440	36,535	34,364	23,571	24,986
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	21,975	23,616	22,579	16,060	18,499
Occupancy, office furniture and equipment	1,627	1,687	1,736	1,804	2,018
Advertising	734	711	743	777	854
Data processing	402	411	372	308	309
Communications	227	268	260	246	290
Professional fees	1,000	688	620	426	52
Real estate owned	30	-	-	-	-
Loan processing expense	746	858	879	805	643
Other	1,918	1,725	1,186	1,912	2,297
Total noninterest expense	28,659	29,964	28,375	22,338	24,962
Income (loss) before income taxes	3,352	5,727	5,430	1,005	(308)
Income tax expense (benefit)	921	1,584	1,545	286	(62)
Net income (loss)	$2,431	4,143	3,885	719	(246)

Efficiency ratio - QTD	89.44%	83.79%	83.86%	95.61%	101.25%
Efficiency ratio - YTD	87.47%	86.79%	88.66%	95.61%	92.89%

Loan originations	$777,073	851,297	793,254	501,432	600,156
Purchase	72.1%	79.0%	87.6%	89.9%	91.1%
Refinance	27.9%	21.0%	12.4%	10.1%	8.9%
Gross margin on loans sold(1)	4.27%	4.30%	4.29%	4.57%	4.17%
(1) - Gross margin on loans sold equals mortgage banking income (excluding the change in interest rate lock value) divided by total loan originations